UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      November 9, 2004

ATRIX LABORATORIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18231	84-1043826

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2579 Midpoint Drive, Fort Collins, Colorado	80525

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (970) 482-5868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 9, 2004, Atrix Laboratories, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is included in Exhibit 99.1 to this report, together with a reconciliation of pro forma earnings net of non-recurring expenses related to the QLT transaction as reported in the press release. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 9, 2004, together with a reconciliation of pro forma earnings net of non-recurring expenses related to the QLT transaction as reported in the press release.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRIX LABORATORIES, INC.
By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer, Secretary and Treasurer

Date: November 9, 2004

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 9, 2004, together with a reconciliation of pro forma earnings net of non-recurring expenses related to the QLT transaction as reported in the press release.